UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	December 7, 2007

Peoples Community Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Maryland	000-29949	31-1686242
(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

6100 West Chester Road, West Chester, Ohio	45069
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(513) 870-3530

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

G Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
G Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12) G Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
G Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               Other Events

On December 7, 2007, Peoples Community Bancorp, Inc. (the "Company") issued a press release announcing that its Board of Directors has suspended its prior policy of paying quarterly cash dividends of $.15 per share on the common stock of the Company.

For additional information, reference is made to the Company’s press release dated December 7, 2007, which is included as Exhibit 99.1 hereto and is incorporated herein by reference thereto.

Item 9.01               Financial Statements and Exhibits

(a)           Not applicable.

(b)           Not applicable.

(c)           Not applicable.

(d)           The following exhibits are included with this Report:

Exhibit No.	Description
99.1	Press Release, dated December 7, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PEOPLES COMMUNITY BANCORP, INC.

Date: December 10, 2007	By:	/s/ Jerry D. Williams
Jerry D. Williams
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated December 7, 2007